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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2000

                           THE SPORTSMAN'S GUIDE, INC.
             (Exact name of registrant as specified in its charter)



            Minnesota                   0-15767                41-1293081
   (State or other jurisdiction       (Commission           (I.R.S. Employer
        of incorporation )            File Number)          Identification No.)

411 Farwell Avenue, South St. Paul, Minnesota                     55075
     (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (651) 451-3030

                                      None
          (Former name or former address, if changed since last report)


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Item 5. Other Events.

        The Sportsman's Guide, Inc. has prepared a private placement memorandum dated January 7, 2000 in connection with a proposed private financing. The Summary, Risk Factors and Business sections of the memorandum are filed as an exhibit to this report.

Item 7. Financial Statements and Exhibits.

        (c)  Exhibits.

             99 Summary, Risk Factors and Business sections of Memorandum dated January 7, 2000



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        THE SPORTSMAN'S GUIDE, INC.


Date:  January 11, 2000                 By /s/ Charles B. Lingen
                                           ----------------------------------
                                           Charles B. Lingen
                                           Senior Vice President of Finance/CFO



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                                  EXHIBIT INDEX

Exhibit          Description
-------          -----------
99               Summary, Risk Factors and Business sections of Memorandum dated
                 January 7, 2000.




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